UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2005 (March 4, 2005)

Entrust Financial Services, Inc.
(Exact name of registrant as specified in its chapter)

Colorado	000-23965	84-1374481
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6795 E. Tennessee Ave., 5th Floor, Denver, CO	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 322-6999

N/A
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On March 4, 2005, Entrust Financial Services, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) by and among the Company, Entrust Mortgage, Inc. (“Entrust Mortgage”) and BBSB, LLC (“BBSB”) pursuant to which BBSB has agreed to purchase all of the issued and outstanding shares of Entrust Mortgage in exchange for the cancellation of any and all obligations of the Company to BBSB and Entrust Mortgage and the assumption of certain obligations of the Company to third-parties (the “Stock Sale”).

The Company currently conducts all of its operations through Entrust Mortgage, and upon the closing of the Stock Sale, the Company will have no operations. The shareholders of the Company will not receive any consideration in the Stock Sale. The Company is continuing to review its strategic alternatives following the closing of the Stock Sale.

The closing of the Stock Sale is subject to a number of conditions, including approval of the Stock Sale by the requisite vote of the Company’s shareholders, receipt of all material third party consents and other customary closing conditions. In addition, BBSB may not be required to close the Stock Sale if it notifies the Company prior to April 3, 2005 that it is not satisfied with the results of its due diligence investigation of the Company or the contents of the Company’s disclosure schedule to the Stock Purchase Agreement. The Stock Purchase Agreement is attached hereto as Exhibit 2.1 and is hereby incorporated by reference.

This Form 8-K is being filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934, as amended, in order to file the documents attached as exhibits to this Form 8-K with the Securities and Exchange Commission (“SEC”). Neither this Form 8-K nor any of the exhibits attached hereto are intended to be a proxy solicitation. The information contained in this Form 8-K is summary in nature and does not provide all of the important information with respect to the Stock Sale.

The Company will file a proxy statement and other documents with the SEC regarding the Stock Sale, and other matters. A definitive proxy statement will be sent to the Company’s shareholders, seeking their approval of the Stock Sale and the Stock Purchase Agreement. Shareholders and others may obtain a copy of the proxy statement, when it is available, and any other relevant documents filed by the Company with the SEC, for free, at the SEC’s website, www.sec.gov.

The Company and its directors, executive officers, and certain of its employees may be deemed to be participants in the solicitation of proxies of the Company’s shareholders. A list of the names, affiliations, and interests of the participants in the solicitation will be contained in the proxy statement relating to these transactions that will be filed with the SEC.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit             Description

2.1	Stock Purchase Agreement, dated March 7, 2005, by and among the Company, Entrust Mortgage, Inc. and BBSB, LLC

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRUST FINANCIAL SERVICES, INC.

Date: March 7, 2005

By: /s/ Jeffrey D. Rudolph Jeffrey D. Rudolph Chief Financial Officer

Exhibit Index

Exhibit             Description

2.1	Stock Purchase Agreement, dated March 7, 2005, by and among the Company, Entrust Mortgage, Inc. and BBSB, LLC

99.1	Press Release